Waddell & Reed Advisors
                         Continental
                         Income Fund

                         Annual
                         Report
                         -------------
                         June 30, 2001

CONTENTS

         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        16     Statement of Assets and Liabilities

        17     Statement of Operations

        18     Statement of Changes in Net Assets

        19     Financial Highlights

        23     Notes to Financial Statements

        28     Independent Auditors' Report

        29     Income Tax Information

        30     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Continental Income Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
-----------------------------------------------------------------
  June 30, 2001

An interview with Cynthia P. Prince-Fox, portfolio manager of Waddell & Reed Advisors Continental Income Fund, Inc.


This report relates to the operation of Waddell & Reed Advisors Continental Income Fund, Inc. for the fiscal period ended June 30, 2001. The following graphs and tables provide you with information regarding the Fund's performance during that period, while the following discussion provides you with information regarding the Fund' s performance during the twelve months ended June 30, 2001. The Fund's board of directors recently approved a change in the Fund's fiscal year-end from March 31 to June 30.

How did the Fund perform during the last twelve months?
The Fund did relatively well, as it outperformed its stock benchmark index during the year, yet underperformed its bond benchmark index, indicating the difficult environment for equities and the somewhat better environment for bonds over the period. The Class A shares of the Fund posted negative returns for the year, declining 8.18 percent. Because the Fund was positioned defensively toward the end of 2000, and we maintained that posture during the first quarter of 2001, the returns were better than the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 14.87 percent during the year. The Salomon Brothers Treasury/Government Sponsored/Corporate Index (reflecting the performance of securities generally representing the bond market) increased 11.26 percent for the year, while the Lipper Balanced Funds Universe Average (representing the universe of funds with similar investment objectives) declined 2.55 percent for the year. Multiple indexes are presented because the Fund invests in stocks and bonds, as well as other instruments. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes and the Lipper category do not reflect a sales load.

Why did the Fund outperform one benchmark index, yet lag its other benchmark index, during the last twelve months?
We believe that several factors contributed to the Fund's performance, including stock selection, bond selection and cash position. The stock position was primarily defensive, with several key holdings in aerospace, health care and leisure time, most of which performed well throughout the year. Our fixed income holdings had a slightly longer duration than the benchmark and were primarily invested in high quality government treasuries. These performed well during the first half of the year, but have given up some of the relative performance during the later part of the year. We maintained a small position in cash during the period.

What other market conditions or events influenced the Fund's performance during the last twelve months?
Because the portfolio was positioned defensively, we believe that the performance was aided by the economic slowdown that the U.S. and international markets have faced since late 2000. We feel that the most important factor affecting overall return was the fixed income markets, which generally do well during difficult economic times.

What strategies and techniques did you employ that specifically affected the Fund's performance?
Our strategy of maintaining a relatively defensive equity portfolio during the year was based on our belief that equity valuations had reached extreme levels and were unsustainable given the potential for a slower economic environment. We took the opportunity to reduce our technology weighting during the year. We concurrently increased our weights in more defensive areas and established some new positions.

What industries or sectors did you emphasize during the last twelve months, and what looks attractive to you going forward?
During the course of the year, we reduced our telecommunications weightings substantially through the sale of Corning, Nokia and Nortel, as we felt that this sector had become substantially overcapitalized over the last several years and was not likely to recover for some time. We increased our exposure to basic industry stocks that seem likely to benefit from an economic recovery and are supported by low valuations. Overall, energy and health care were the industries where we placed the greatest emphasis during the year. We still feel that these are strong areas that deserve our focus as we move through an uncertain economic environment. However, we have begun to anticipate a better economy toward year-end and have started to increase our positions in cyclical areas.


Respectfully,


Cynthia P. Prince-Fox
Manager
Waddell & Reed Advisors
Continental Income Fund, Inc.

Comparison of Change in Value of $10,000 Investment

               Waddell & Reed              Salomon
               Advisors                   Brothers
               Continental               Treasury/         Lipper
               Income                   Government       Balanced
               Fund, Inc.,      S&P     Sponsored/          Funds
               Class            500      Corporate       Universe
               A Shares       Index          Index        Average
               ---------  ---------     ----------     ----------
  03-31-92      9,425        10,000         10,000         10,000
  03-31-93     10,752        11,523         11,431         11,340
  03-31-94     11,441        11,693         11,759         11,704
  03-31-95     12,172        13,513         12,300         12,583
  03-31-96     15,008        17,851         13,650         15,269
  03-31-97     15,893        21,375         14,266         16,955
  03-31-98     19,898        31,644         16,040         21,803
  03-31-99     20,570        37,508         17,089         23,405
  03-31-00     23,936        44,323         17,360         25,893
  03-31-01     22,594        34,637         19,532         24,103
  06-30-01     23,120        36,662         19,587         24,932

====  Waddell & Reed Advisors Continental Income Fund, Inc., Class A Shares* --
     $23,120
++++  S&P 500 Index  -- $36,662
**** Salomon Brothers Treasury/Government Sponsored/Corporate Index - $19,587 ---- Lipper Balanced Funds Universe Average -- $24,932

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.


Average Annual Total Return+
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
   Year Ended
   6-30-01        -8.18%       -6.92%  -3.52%    -2.32%
 5 Years Ended
   6-30-01         7.64%       ---       ---      9.17%
10 Years Ended
   6-30-01        10.19%       ---       ---      ---
Since inception of
   Class++ through
   6-30-01       ---            2.40%   4.42%     9.11%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++10-4-99 for Class B shares, 10-5-99 for Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF CONTINENTAL INCOME FUND
--------------------------------------------------------------
Continental Income Fund

GOALS
To seek to provide current income. As a secondary goal, the Fund seeks long-term appreciation of capital.

Strategy
Invests primarily in income-producing securities including equity securities of medium to large, well-established dividend-paying companies and debt securities, either U.S. Government securities or investment-grade corporate bonds.

Founded
1970

Scheduled Dividend Frequency
Quarterly (March, June, September, December)

Portfolio Strategy
Normally not more than 75% of assets in Common Stocks.
Normally at least 25% of assets in Debt Securities or Preferred Stock.

Performance Summary -- Class A Shares
           Per Share Data
For the Fiscal Period Ended June 30, 2001
-----------------------------------------
Dividends paid                  $0.03
                                =====
Net asset value on
   6-30-01                      $7.00
   3-31-01                       6.87
                                -----
Change per share                $0.13
                                =====

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF CONTINENTAL INCOME FUND
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    -----------------------*
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-01        -8.18%    -2.58%         -6.92%         -3.46%
 5-year period
  ended 6-30-01         7.64%     8.92%           ---            ---
10-year period
  ended 6-30-01        10.19%    10.84%           ---            ---
Since inception
  of Class (F)           ---       ---           2.40%          4.33%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)

Period                        Class C(B)          Class Y(C)
                              ----------          ----------
 1-year period
  ended 6-30-01  .............   -3.52%              -2.32%
 5-year period
  ended 6-30-01  .............     ---                9.17%
10-year period
  ended 6-30-01  .............     ---                 ---
Since inception
  of Class(D)  ...............    4.42%               9.11%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
 (C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-5-99 for Class C shares and 1-4-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Portfolio Highlights

On June 30, 2001, Waddell & Reed Advisors Continental Income Fund, Inc. had net assets totaling $543,956,747 invested in a diversified portfolio of:

 63.90%  Common Stocks
 23.84%  United States Government Securities
  5.83%  Cash and Cash Equivalents
  5.67%  Corporate Debt Securities
  0.76%  Preferred Stock


As a shareholder of Waddell & Reed Advisors Continental Income Fund, Inc., for every $100 you had invested on June 30, 2001, your Fund owned:

 $27.20  Manufacturing Stocks
  23.84  United States Government Securities
  11.73  Finance, Insurance and Real Estate Stocks
   7.58  Transportation, Communication, Electric
           and Sanitary Services Stocks
   7.16  Services Stocks
   6.72  Wholesale and Retail Trade Stocks
   5.83  Cash and Cash Equivalents
   5.67  Corporate Debt Securities
   3.51  Mining Stocks
   0.76  Preferred Stock

THE INVESTMENTS OF CONTINENTAL INCOME FUND
June 30, 2001

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.72%
 Walt Disney Company (The)  ..............   135,000 $  3,900,150
                                                     ------------

Building Materials and Garden Supplies - 0.86%
 Home Depot, Inc. (The)  .................   100,000    4,655,000
                                                     ------------

Business Services - 4.50%
 AOL Time Warner Inc.*  ..................   205,000   10,865,000
 Interpublic Group of Companies,
   Inc. (The) ............................   203,500    5,972,725
 Microsoft Corporation*  .................   106,000    7,613,980
                                                     ------------
                                                       24,451,705
                                                     ------------

Chemicals and Allied Products - 9.86%
 American Home Products Corporation  .....   123,800    7,234,872
 Bristol-Myers Squibb Company  ...........   100,000    5,230,000
 Dow Chemical Company (The)  .............   220,000    7,315,000
 du Pont (E.I.) de Nemours and Company  ..   135,000    6,512,400
 Forest Laboratories, Inc.*  .............    96,000    6,816,000
 Merck & Co., Inc.  ......................    90,000    5,751,900
 Pfizer Inc.  ............................   239,750    9,601,988
 Pharmacia Corporation  ..................   113,130    5,198,323
                                                     ------------
                                                       53,660,483
                                                     ------------

Communication - 4.91%
 BellSouth Corporation  ..................   135,400    5,452,558
 Cox Communications, Inc., Class A*  .....    86,000    3,809,800
 Fox Entertainment Group, Inc., Class A*     247,400    6,902,460
 SBC Communications Inc.  ................   125,000    5,007,500
 Sprint Corporation - FON Group  .........   260,000    5,553,600
                                                     ------------
                                                       26,725,918
                                                     ------------

                See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
June 30, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Depository Institutions - 4.06%
 Citigroup Inc.  .........................    73,000 $  3,857,320
 Morgan (J.P.) Chase & Co.  ..............   150,000    6,690,000
 U.S. Bancorp  ...........................   242,000    5,515,180
 Wells Fargo & Company  ..................   130,000    6,035,900
                                                     ------------
                                                       22,098,400
                                                     ------------

Eating and Drinking Places - 0.98%
 McDonald's Corporation  .................   197,100    5,333,526
                                                     ------------

Electric, Gas and Sanitary Services - 1.09%
 Exelon Corporation  .....................    92,150    5,908,658
                                                     ------------

Electronic and Other Electric Equipment - 3.12%
 Analog Devices, Inc.*  ..................    42,000    1,816,500
 General Electric Company  ...............   100,100    4,879,875
 Sony Corporation, ADR  ..................    66,900    4,402,020
 Texas Instruments Incorporated  .........   186,800    5,884,200
                                                     ------------
                                                       16,982,595
                                                     ------------

Food and Kindred Products - 1.92%
 Anheuser-Busch Companies, Inc.  .........   100,000    4,120,000
 ConAgra Foods, Inc.  ....................   319,100    6,321,371
                                                     ------------
                                                       10,441,371
                                                     ------------

Food Stores - 1.19%
 Kroger Co. (The)*  ......................   260,000    6,500,000
                                                     ------------

General Merchandise Stores - 1.88%
 Target Corporation  .....................   190,000    6,574,000
 Wal-Mart Stores, Inc.  ..................    75,000    3,660,000
                                                     ------------
                                                       10,234,000
                                                     ------------
                See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
June 30, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Health Services - 1.33%
 HCA - The Healthcare Company*  ..........   160,000 $  7,230,400
                                                     ------------

Industrial Machinery and Equipment - 5.20%
 Applied Materials, Inc.*  ...............   107,600    5,346,644
 Cooper Cameron Corporation*  ............    85,000    4,743,000
 Deere & Company  ........................   125,000    4,731,250
 EMC Corporation*  .......................    82,100    2,385,005
 Hewlett-Packard Company  ................   168,300    4,813,380
 Minnesota Mining and Manufacturing
   Company ...............................    55,000    6,275,500
                                                     ------------
                                                       28,294,779
                                                     ------------

Instruments and Related Products - 1.22%
 Agilent Technology, Inc.*  ..............   205,000    6,662,500
                                                     ------------

Insurance Agents, Brokers and Service - 1.94%
 Hartford Financial Services
   Group Inc. (The) ......................   154,000   10,533,600
                                                     ------------

Insurance Carriers - 2.03%
 Berkshire Hathaway Inc., Class B*  ......     3,000    6,900,000
 Lincoln National Corporation  ...........    80,000    4,140,000
                                                     ------------
                                                       11,040,000
                                                     ------------

Metal Mining - 1.45%
 Homestake Mining Company  ...............   558,400    4,327,600
 Newmont Mining Corporation  .............   192,600    3,584,286
                                                     ------------
                                                        7,911,886
                                                     ------------

Motion Pictures - 0.61%
 News Corporation Limited (The), ADR  ....    90,000    3,343,500
                                                     ------------

                See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
June 30, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Nondepository Institutions - 2.75%
 Fannie Mae  .............................   105,000 $  8,940,750
 Morgan Stanley Dean Witter & Co.  .......    93,900    6,031,197
                                                     ------------
                                                       14,971,947
                                                     ------------

Oil and Gas Extraction - 2.06%
 Burlington Resources Incorporated  ......   218,600    8,733,070
 Schlumberger Limited  ...................    46,800    2,464,020
                                                     ------------
                                                       11,197,090
                                                     ------------

Paper and Allied Products - 0.76%
 International Paper Company  ............   116,000    4,141,200
                                                     ------------

Petroleum and Coal Products - 1.34%
 Exxon Mobil Corporation  ................    83,169    7,264,812
                                                     ------------

Printing and Publishing - 0.97%
 New York Times Company (The), Class A  ..   125,000    5,250,000
                                                     ------------

Security and Commodity Brokers - 0.95%
 Goldman Sachs Group, Inc. (The)  ........    60,000    5,148,000
                                                     ------------

Transportation Equipment - 2.81%
 Boeing Company (The)  ...................    95,000    5,282,000
 General Motors Corporation  .............    52,647    3,387,834
 Lockheed Martin Corporation  ............   178,000    6,594,900
                                                     ------------
                                                       15,264,734
                                                     ------------

Water Transportation - 1.58%
 Carnival Corporation  ...................   279,800    8,589,860
                                                     ------------


                See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
June 30, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Wholesale Trade -- Nondurable Goods - 1.81%
 Enron Corp.  ............................    56,000 $  2,744,000
 Philip Morris Companies Inc.  ...........   140,000    7,105,000
                                                     ------------
                                                        9,849,000
                                                     ------------

TOTAL COMMON STOCKS - 63.90%                         $347,585,114
 (Cost: $309,128,870)

PREFERRED STOCK - 0.76%
Communication
 Cox Communications, Inc.,
   7.0%, Convertible .....................    71,000 $  4,118,000
                                                     ------------
 (Cost: $3,550,000)

                                           Principal
                                           Amount in
                                           Thousands
CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 0.44%
 American Home Products Corporation,
   7.9%, 2-15-05 .........................   $ 2,250    2,391,277
                                                     ------------

Communication - 1.43%
 Bell Atlantic Financial Services, Inc.,
   Convertible,
   5.75%, 4-1-03 (A) .....................     3,000    3,032,700
 BellSouth Savings and Security ESOP Trust,
   9.125%, 7-1-03 ........................     1,377    1,441,292
 Comcast Corporation, ZONES, Convertible,
   2.0%, 10-15-29 ........................     2,750    1,926,375
 Southwestern Bell Telephone Company,
   5.77%, 10-14-03 .......................     1,350    1,366,767
                                                     ------------
                                                        7,767,134
                                                     ------------


                See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
June 30, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Electric, Gas and Sanitary Services - 0.32%
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust SCE-1,
   6.38%, 9-25-08 ........................    $1,750 $  1,776,793
                                                     ------------

Food and Kindred Products - 0.85%
 Coca-Cola Enterprises Inc.,
   6.7%, 10-15-36 ........................     4,500    4,635,675
                                                     ------------

Industrial Machinery and Equipment - 0.42%
 Tyco International Group S.A.,
   6.375%, 6-15-05 .......................     2,250    2,276,460
                                                     ------------

Nondepository Institutions - 1.36%
 General Electric Capital Corporation,
   8.3%, 9-20-09 .........................     6,500    7,381,855
                                                     ------------

Stone, Clay and Glass Products - 0.21%
 Corning Incorporated, Convertible,
   0.0%, 11-8-15 .........................     2,000    1,135,000
                                                     ------------

Transportation by Air - 0.64%
 Southwest Airlines Co.,
   7.875%, 9-1-07 ........................     3,300    3,511,827
                                                     ------------

TOTAL CORPORATE DEBT SECURITIES - 5.67%              $ 30,876,021
 (Cost: $31,134,539)


                See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
June 30, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value
UNITED STATES GOVERNMENT SECURITIES
Agency Obligations - 4.76%
 Federal Home Loan Mortgage Corporation,
   6.625%, 9-15-09 .......................   $ 5,000 $  5,172,650
 Federal National Mortgage Association:
   6.51%, 5-6-08 .........................     6,750    6,773,220
   6.19%, 7-7-08 .........................     4,500    4,438,125
   6.625%, 9-15-09 .......................     4,000    4,139,360
   7.25%, 1-15-10 ........................     5,000    5,372,650
                                                     ------------
Total Agency Obligations                               25,896,005
                                                     ------------

Mortgage-Backed Obligations - 1.91%
Federal Home Loan Mortgage Corporation Fixed Rate
 Participation Certificates,
   8.25%, 6-1-08 .........................       194      200,206
                                                     ------------

Government National Mortgage Association Pass Thru
 Certificates:
   9.0%, 7-15-16 .........................        25       26,502
   9.0%, 8-15-16 .........................        79       83,677
   9.0%, 10-15-16 ........................       247      259,978
   9.0%, 11-15-16 ........................       103      108,680
   9.0%, 1-15-17 .........................        46       48,355
   9.0%, 3-15-17 .........................       117      123,636
   9.0%, 4-15-17 .........................        80       84,644
   9.0%, 7-15-17 .........................        53       55,463
   6.5%, 8-15-28 .........................     8,085    7,996,166
                                                     ------------
                                                        8,787,101
                                                     ------------

Agency REMIC/CMO:
 Federal National Mortgage Association,
   6.0%, 6-25-07 .........................     1,423    1,425,737
                                                     ------------

Total Mortgage-Backed Obligations                      10,413,044

                See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
June 30, 2001
                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES (Continued)
Treasury Obligations - 17.16%
 U.S. Treasury Bond:
   7.25%, 5-15-16 ........................   $ 8,500 $  9,682,010
   6.25%, 8-15-23 ........................    30,000   31,218,600
 U.S. Treasury Note:
   6.375%, 8-15-02 .......................    12,000   12,311,280
   7.5%, 2-15-05 .........................    33,000   35,913,240
   6.5%, 8-15-05 .........................     4,000    4,234,360
                                                     ------------
Total Treasury Obligations                             93,359,490
                                                     ------------


TOTAL UNITED STATES GOVERNMENT SECURITIES - 23.84%   $129,668,539
 (Cost: $127,902,646)

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.44%
 du Pont (E.I.) de Nemours and Company,
   3.85153%, Master Note .................     2,387    2,387,000
                                                     ------------

 Communication - 0.92%
 SBC Communications Inc.,
   3.99%, 7-3-01 .........................     5,000    4,998,892
                                                     ------------

 Electric, Gas and Sanitary Services - 1.01%
 OGE Energy Corp.,
   4.0%, 7-2-01 ..........................   $ 5,489 $  5,488,390
                                                     ------------

 Nondepository Institutions - 0.08%
 PACCAR Financial Corp.,
   3.62%, Master Note ....................       445      445,000
                                                     ------------

 Primary Metal Industries - 1.83%
 Alcoa Incorporated,
   3.63%, 7-31-01 ........................    10,000    9,969,750
                                                     ------------

Total Commercial Paper - 4.28%                         23,289,032
                See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
June 30, 2001

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligation - 0.98%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   4.15%, 7-2-01 .........................    $5,331 $  5,331,000
                                                     ------------

TOTAL SHORT-TERM SECURITIES - 5.26%                  $ 28,620,032
 (Cost: $28,620,032)

TOTAL INVESTMENT SECURITIES - 99.43%                 $540,867,706
 (Cost: $500,336,087)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.57%       3,089,041

NET ASSETS - 100.00%                                 $543,956,747


                See Notes to Schedule of Investments on page 15.

THE INVESTMENTS OF CONTINENTAL INCOME FUND
June 30, 2001


Notes To Schedule of Investments
    *No income dividends were paid during the preceding 12 months.
(A) This security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the total value of this security amounted to 0.56% of net assets.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
CONTINENTAL INCOME FUND
June 30, 2001
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities - at value
   (Notes 1 and 3) .................................     $540,868
 Cash  .............................................            4
 Receivables:
   Dividends and interest ..........................        3,562
   Fund shares sold ................................          902
 Prepaid insurance premium  ........................           19
                                                         --------
    Total assets  ..................................      545,355
                                                         --------
LIABILITIES
 Payable to Fund shareholders  .....................        1,148
 Accrued service fee (Note 2)  .....................          100
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................           94
 Accrued management fee (Note 2)  ..................           21
 Accrued distribution fee (Note 2)  ................           11
 Accrued accounting services fee (Note 2)  .........            7
 Other  ............................................           17
                                                         --------
    Total liabilities  .............................        1,398
                                                         --------
      Total net assets .............................     $543,957
                                                         ========
NET ASSETS
 $1.00 par value capital stock:
   Capital stock ...................................     $ 77,704
   Additional paid-in capital ......................      428,215
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income .          657
   Accumulated undistributed net realized loss
    on investment transactions  ....................       (3,151)
   Net unrealized appreciation in value of
    investments  ...................................       40,532
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $543,957
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $7.00
 Class B ...........................................        $7.00
 Class C ...........................................        $7.00
 Class Y  ..........................................        $7.00
Capital shares outstanding:
 Class A  ..........................................       76,189
 Class B ...........................................        1,108
 Class C ...........................................          241
 Class Y  ..........................................          166
Capital shares authorized ..........................      200,000
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
CONTINENTAL INCOME FUND
(In Thousands)
                                        For the fiscalFor the fiscal
                                         period ended   year ended
                                           June 30,      March 31,
                                             2001          2001
                                        ------------  ------------
INVESTMENT INCOME
Income (Note 1B):
 Interest and amortization .............      $2,948      $13,876
 Dividends (net of foreign withholding
   taxes of $4 and $12, respectively) ..       1,209        4,663
                                             -------      -------
   Total income ........................       4,157       18,539
                                             -------      -------
Expenses (Note 2):
 Investment management fee  ............         957        4,013
 Service fee:
   Class A..............................         315        1,324
   Class B..............................           4            9
   Class C..............................           1            2
 Transfer agency and dividend
   disbursing:
   Class A..............................         240          923
   Class B..............................           5           12
   Class C..............................           1            4
 Distribution fee:
   Class A..............................          29           88
   Class B..............................          13           28
   Class C..............................           3            7
 Accounting services fee  ..............          20           76
 Audit fees  ...........................          10           19
 Custodian fees  .......................           7           25
 Legal fees  ...........................           2            6
 Shareholder servicing - Class Y  ......           1            2
 Other  ................................          53          134
                                             -------      -------
   Total expenses ......................       1,661        6,672
                                             -------      -------
    Net investment income  .............       2,496       11,867
                                             -------      -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTES 1 AND 3)
Realized net gain (loss) on
 investments  ..........................      (5,249)      17,220
Unrealized appreciation (depreciation)
 in value of investments during the
 period  ...............................      15,018      (61,182)
                                             -------      -------
 Net gain (loss) on investments  .......       9,769      (43,962)
                                             -------      -------
   Net increase (decrease) in net assets
    resulting from operations  .........     $12,265     $(32,095)
                                             =======      =======

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
CONTINENTAL INCOME FUND
(In Thousands)
                                      For the     For the fiscal
                                      fiscal        year ended
                                   period ended     March 31,
                                     June 30,    -----------------
                                       2001        2001      2000
Increase (Decrease) in Net Assets    ---------    ------    ------
 Operations:
   Net investment income ..........   $  2,496  $ 11,867  $ 13,052
   Realized net gain (loss) on
    investments  ..................     (5,249)   17,220    76,590
   Unrealized appreciation
    (depreciation)  ...............     15,018   (61,182)     (671)
                                      --------  --------  --------
    Net increase (decrease) in net
      assets resulting from operations  12,265   (32,095)   88,971
                                      --------  --------  --------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ......................     (2,279)  (12,184)  (12,798)
    Class B  ......................        (16)      (50)       (6)
    Class C  ......................         (3)      (13)       (1)
    Class Y  ......................         (6)      (28)      (27)
   Realized gains on securities transactions:
    Class A  ......................        ---   (52,217)  (56,127)
    Class B  ......................        ---      (419)      (50)
    Class C  ......................        ---      (113)      (10)
    Class Y  ......................        ---      (110)      (98)
                                      --------  --------  --------
                                        (2,304)  (65,134)  (69,117)
                                      --------  --------  --------
 Capital share transactions
   (Note 5) .......................      2,204    29,353    (2,587)
                                      --------  --------  --------
      Total increase (decrease) ...     12,165   (67,876)   17,267
NET ASSETS
 Beginning of period  .............    531,792   599,668   582,401
                                      --------  --------  --------
 End of period, including undistributed
   net investment income of $657,
   $465 and $873, respectively.....   $543,957  $531,792  $599,668
                                      ========  ========  ========

*See "Financial Highlights" on pages 19 - 22.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CONTINENTAL INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*

                   For the
                    fiscal
                    period    For the fiscal year ended March 31,
                     ended    -----------------------------------
                    6-30-01    2001   2000    1999   1998    1997
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $6.87   $8.20  $7.97   $8.32  $7.57   $8.00
                      -----   -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.03    0.16   0.18    0.33   0.24    0.24
 Net realized and
   unrealized gain (loss)
   on investments ..   0.13   (0.57)  1.04    0.04   1.58    0.22
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   0.16   (0.41)  1.22    0.37   1.82    0.46
                      -----   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.03)  (0.17) (0.18)  (0.32) (0.24)  (0.24)
 From capital gains   (0.00)  (0.75) (0.81)  (0.40) (0.83)  (0.65)
                      -----   -----  -----   -----  -----   -----
Total
 distributions  ....  (0.03)  (0.92) (0.99)  (0.72) (1.07)  (0.89)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $7.00   $6.87  $8.20   $7.97  $8.32   $7.57
                      =====   =====  =====   =====  =====   =====

Total return** .....   2.33%  -5.61% 16.36%   3.38% 25.20%   5.88%
Net assets, end of
 period (in
 millions)  ........   $533    $523   $597    $581   $599    $508
Ratio of expenses to
 average net assets    1.20%***1.16%  1.15%   0.99%  0.91%   0.93%
Ratio of net investment
 income to average net
 assets  ...........   1.84%***2.08%  2.22%   2.69%  2.88%   3.01%
Portfolio turnover
 rate  .............  13.50%  47.03% 72.40%  50.68% 55.46%  40.29%
  *Per-share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CONTINENTAL INCOME FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                          For the
                            For the        For the         period
                           fiscal           fiscal           from
                            period            year       10-4-99*
                            ended            ended        through
                            6-30-01        3-31-01        3-31-00
                            -------        -------        -------
Net asset value,
 beginning of period          $6.87          $8.20          $8.11
                              ----           ----           ----
Income (loss) from investment
 operations:
 Net investment income         0.02           0.10           0.05
 Net realized and
   unrealized gain (loss)
   on investments ..           0.13          (0.58)          0.91
                              ----           ----           ----
Total from investment
 operations  .......           0.15          (0.48)          0.96
                              ----           ----           ----
Less distributions:
 From net investment
   income ..........          (0.02)         (0.10)         (0.06)
 From capital gains           (0.00)         (0.75)         (0.81)
                              ----           ----           ----
Total distributions           (0.02)         (0.85)         (0.87)
                              ----           ----           ----
Net asset value,
 end of period  ....          $7.00          $6.87          $8.20
                              ====           ====           ====

Total return .......           2.11%         -6.49%         12.75%
Net assets, end of
 period (in
 millions)  ........             $8             $6             $1
Ratio of expenses to
 average net assets            2.07%**        2.07%          2.08%**
Ratio of net investment
 income to average
 net assets  .......           0.96%**        1.16%          1.14%**
Portfolio turnover
 rate  .............          13.50%         47.03%         72.40%**

 *Commencement of operations.
**Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CONTINENTAL INCOME FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                            For the        For the         period
                           fiscal           fiscal           from
                            period            year       10-5-99*
                            ended            ended        through
                            6-30-01        3-31-01        3-31-00
                            -------        -------        -------
Net asset value,
 beginning of period          $6.87          $8.20          $8.09
                              ----           ----           ----
Income (loss) from investment
 operations:
 Net investment income         0.01           0.09           0.05
 Net realized and
   unrealized gain (loss)
   on investments ..           0.13          (0.58)          0.93
                              ----           ----           ----
Total from investment
 operations  .......           0.14          (0.49)          0.98
                              ----           ----           ----
Less distributions:
 From net investment
   income ..........          (0.01)         (0.09)         (0.06)
 From capital gains           (0.00)         (0.75)         (0.81)
                              ----           ----           ----
Total distributions           (0.01)         (0.84)         (0.87)
                              ----           ----           ----
Net asset value,
 end of period  ....          $7.00          $6.87          $8.20
                             =====           ====           ====

Total return .......           2.09%         -6.54%         12.98%
Net assets, end of
 period (000 omitted)        $1,688         $1,419           $279
Ratio of expenses to
 average net assets            2.16%**        2.13%          2.23%**
Ratio of net investment
 income to average
 net assets  .......           0.88%**        1.10%          1.09%**
Portfolio turnover
 rate  .............          13.50%         47.03%         72.40%**

 *Commencement of operations.
**Annualized.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
CONTINENTAL INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:*
                    For the
                    fiscal
                    period    For the fiscal year ended March 31,
                     ended   ------------------------------------
                    6-30-01    2001   2000    1999   1998    1997
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of period  $6.87   $8.20  $7.97   $8.33  $7.57   $8.00
                      -----   -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.03    0.24   0.21    0.07   0.26    0.26
 Net realized and
   unrealized gain (loss)
   on investments ..   0.13   (0.63)  1.03    0.32   1.58    0.21
                      -----   -----  -----   -----  -----   -----
Total from investment
 operations  .......   0.16   (0.39)  1.24    0.39   1.84    0.47
                      -----   -----  -----   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.03)  (0.19) (0.20)  (0.35) (0.26)  (0.26)
 From capital gains   (0.00)  (0.75) (0.81)  (0.40) (0.82)  (0.64)
                      -----   -----  -----   -----  -----   -----
Total distributions   (0.03)  (0.94) (1.01)  (0.75) (1.08)  (0.90)
                      -----   -----  -----   -----  -----   -----
Net asset value,
 end of period  ....  $7.00   $6.87  $8.20   $7.97  $8.33   $7.57
                      =====   =====  =====   =====  =====   =====

Total return .......   2.38%  -5.34% 16.72%   3.58% 25.43%   6.07%
Net assets, end of
 period (in
 millions)  ........     $1      $1     $1      $1    $11      $6
Ratio of expenses
 to average net
 assets  ...........   0.92%** 0.89%  0.86%   0.81%  0.75%   0.75%
Ratio of net
 investment income
 to average net
 assets  ...........   2.12%** 2.34%  2.50%   3.32%  3.01%   3.20%
Portfolio
 turnover rate  ....  13.50%  47.03% 72.40%  50.68% 55.46%  40.29%
 *Per-share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
**Annualized.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, this Fund seeks long-term appreciation of capital. Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from March 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A new provision in the AICPA Audit and Accounting Guide for Investment Companies, as revised, requires mandatory amortization of premiums and discounts on debt securities for fiscal years beginning after December 15, 2000. The Fund already amortizes premiums and discounts on debt securities; therefore there is no impact to the Fund as a result of the adoption of this provision.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays the fee daily.

Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.4125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $283,121. During the period ended June 30, 2001, W&R received $3,537 and $265 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $199,775 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $4,325, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $68,990,143 while proceeds from maturities and sales aggregated $56,949,965. Purchases of short-term securities aggregated $508,818,202. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $497,032,876 and $21,071,333, respectively. No U.S. Government securities were purchased during the period ended June 30, 2001.

For Federal income tax purposes, cost of investments owned at June 30, 2001 was $500,417,713, resulting in net unrealized appreciation of $40,449,993, of which $60,802,875 related to appreciated securities and $20,352,882 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $5,249,257 during the fiscal period ended June 30, 2001. These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized at June 30, 2009. Remaining capital gain net income from the fiscal year ended March 31, 2001 will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                            For the
                             fiscal        For the fiscal
                             period    year ended March 31,
                              ended  --------------------------
                            6-30-01          2001          2000
                       ------------  ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............        2,072         5,221         4,530
 Class B  ............          287           678           181
 Class C  ............           46           212            33
 Class Y  ............            8            50            25
Shares issued from reinvestment
 of dividends and/or capital
 gains distribution:
 Class A  ............          310         8,373         8,645
 Class B  ............            2            63             8
 Class C  ............          ---*           17             1
 Class Y  ............            1            19            16
Shares redeemed:
 Class A  ............       (2,374)      (10,191)      (13,314)
 Class B  ............          (24)          (69)          (17)
 Class C  ............          (12)          (57)          ---*
 Class Y  ............          (10)          (38)          (41)
                             ------        ------        ------
Increase in outstanding capital
 shares ..............          306         4,278            67
                             ======        ======        ======


Value issued from sale of shares:
 Class A  ............      $14,647       $40,169      $ 36,528
 Class B  ............        2,035         5,236         1,432
 Class C  ............          323         1,650           259
 Class Y  ............           58           396           202
Value issued from reinvestment of dividends
 and/or capital gains distribution:
 Class A  ............        2,182        61,638        66,193
 Class B  ............           16           459            56
 Class C  ............            3           126            11
 Class Y  ............            6           137           125
Value redeemed:
 Class A  ............      (16,739)      (79,216)     (106,928)
 Class B  ............         (174)         (521)         (128)
 Class C  ............          (82)         (420)           (2)
 Class Y  ............          (71)         (301)         (335)
                            -------       -------     ---------
Increase (decrease) in
 outstanding capital        $ 2,204       $29,353     $ (2,587)
                            =======       =======     =========

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Continental Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Continental Income Fund, Inc. (the "Fund") as of June 30, 2001, and the related statements of operations for the fiscal period from April 1, 2001 through June 30, 2001 then ended and the fiscal year ended March 31, 2001, the statements of changes in net assets for the fiscal period from April 1, 2001 through June 30, 2001 and each of the two fiscal years in the period ended March 31, 2001, and the financial highlights for the fiscal period from April 1, 2001 through June 30, 2001 and for each of the five fiscal years in the period ended March 31, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Continental Income Fund, Inc. as of June 30, 2001, the results of its operations for the fiscal period from April 1, 2001 through June 30, 2001 and the fiscal year ended March 31, 2001, the changes in its net assets for the fiscal period from April 1, 2001 through June 30, 2001 and each of the two fiscal years in the period ended March 31, 2001, and the financial highlights for the fiscal period from April 1, 2001 through June 30, 2001 and for each of the five fiscal years in the period ended March 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Kansas City, Missouri
August 3, 2001

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
             --------------------------------------------------------
                      For Individuals       For Corporations
                   -------------------------------------------------------
  Record             Ordinary Long-Term                Non- Long-Term
    Date    Total      IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -----    ------------------------------------------------
                                    Class A
06-13-01  $0.0300     $0.0300      $---  $0.0138    $0.0162      $---
          =======     =======   =======  =======    =======   =======

                                    Class B
06-13-01  $0.0150     $0.0150      $---  $0.0069    $0.0081      $---
          =======     =======   =======  =======    =======   =======

                                    Class C
06-13-01  $0.0140     $0.0140      $---  $0.0064    $0.0076      $---
          =======     =======   =======  =======    =======   =======

                                    Class Y
06-13-01  $0.0340     $0.0340      $---  $0.0156    $0.0184      $---
          =======     =======   =======  =======    =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

Householding

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.




To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com


NUR1004A(6-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.